UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant under Rule 14a-12 Stratus Properties Inc. (Name of registrant as specified in its charter) Not Applicable (Name(s) of person(s) filing proxy statement, if other than the registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: ☐ Fee paid previously with preliminary materials. ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

1 NEWS RELEASE NASDAQ Symbol: “STRS” Stratus Properties Inc. 212 Lavaca St., Suite 300 Austin, Texas 78701 STRATUS PROPERTIES INC. URGES SHAREHOLDERS TO VOTE ON THE WHITE PROXY CARD BEFORE THE JUNE 4 ANNUAL MEETING Stratus Sends Letter to Shareholders Regarding Recommendation of Leading Independent Proxy Advisory Firm ISS to Vote the WHITE Card AUSTIN, TX, May 24, 2021 - Stratus Properties Inc. (NASDAQ: STRS) (“Stratus” or the “Company”) today issued a letter to shareholders in connection with its upcoming 2021 Annual Meeting of Shareholders (the “Annual Meeting”), which is scheduled to be held on June 4, 2021. In the letter, William (“Beau”) H. Armstrong III, the Company’s Chairman, President and Chief Executive Officer, shares the endorsement of a leading independent proxy advisory firm, Institutional Shareholder Services (“ISS”), for voting on the Company’s WHITE proxy card and reminds shareholders that the last chance to vote is approaching soon. Commenting on the validating recommendation of ISS, Mr. Armstrong stated in the letter: “ISS recognized Stratus’ work towards refreshing its Board of Directors, including adding diverse directors with the appropriate expertise to help us enhance value for all our shareholders. ISS also supported Stratus’ evaluation of a potential conversion to a real estate investment trust.” Stratus recommends its shareholders vote on the WHITE proxy card “FOR” both of Stratus’ highly qualified director nominees, Jim Leslie and Neville Rhone, Jr., and “FOR” all proposals. Updates regarding the Annual Meeting can be found on Stratus’ website, stratusproperties.com, or the Company’s proxy page, YourStratus.com. Shareholders as of the record date April 8, 2021 are entitled to vote at the Annual Meeting. Shareholders with questions should contact the Company’s proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3442 (Toll-Free) or (212) 750-5833. About Stratus Properties Inc. Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

2 Investor Contact William H. Armstrong III 512-478-5788 Media Contacts Sydney Isaacs / Jeremy Jacobs Abernathy MacGregor 713-817-9346 / 212-371-5999 SRI@abmac.com / JRJ@abmac.com Forward-Looking Statements This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward- looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to continue to effectively develop and execute its strategy, the results of Stratus’ Board’s evaluation of a potential conversion of Stratus to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes. Important Information Stratus has filed with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ASSOCIATED WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3442. ____________________________ A copy of this release is available on Stratus' website, stratusproperties.com. # # #

STRATUS®

Don't miss your <u>last chance</u> to vote on the <u>WHITE</u> proxy card!

ISS, a leading independent proxy advisory firm, advises Stratus shareholders to vote on the <u>WHITE</u> proxy card.

May 24, 2021

Dear fellow Stratus shareholders,

This is the last letter I expect to write to you ahead of our 2021 Annual Meeting of Shareholders which is only days away on Friday, June 4, 2021. As you know, this year's election of directors is being contested by Oasis Management Company Ltd. ("Oasis"), an offshore activist hedge fund seeking to elect its own nominees to further its self-serving agenda. A lot is at stake in this election, so every vote counts. I urge you to vote <u>TODAY</u> "**FOR**" both of our highly qualified directors, Jim Leslie and Neville Rhone, Jr., and "**FOR**" all proposals on the **<u>WHITE</u>** proxy card. Please <u>discard</u> any GOLD proxy cards you may have received from Oasis.

Over the past few weeks, I have shared with you many reasons why we believe shareholders should vote on the **<u>WHITE</u>** proxy card. I am pleased to share that Stratus has received a third-party endorsement from a leading independent proxy advisory firm, Institutional Shareholder Services ("ISS"). ISS is an outside firm which carefully reviews contested elections to provide recommendations relied upon by many investors in making their voting decisions. In its report recommending that Stratus shareholders should vote on the **<u>WHITE</u>** proxy card, ISS recognized Stratus' work towards refreshing its Board of Directors, including adding diverse directors with the appropriate expertise to help us enhance value for all our shareholders.

ISS also supported Stratus' evaluation of a potential conversion to a real estate investment trust ("REIT"): ***"the board's decision to explore a REIT conversion seems reasonable, particularly with new directors with relevant expertise in the boardroom."***[1] Applauding Stratus' Board refreshment initiative, ISS commented favorably that a recently appointed Stratus director, Kate Henriksen, has relevant REIT experience that should support the company in its exploration efforts. Further, ISS said that ***"shareholders should expect [Neville] Rhone, [Jr.], with his experience and insights as a real estate investor, to support the company's transparent communication of its strategy over the near term."***

Oasis has made it clear that its priority is to block even the evaluation of a REIT conversion. Oasis wants disproportionate influence on Stratus' Board because it does not want Stratus to convert to a REIT due to Oasis' unique tax status. The vast majority of our shareholders – which are based in the U.S. – could receive significant tax benefits from a potential conversion, and could also benefit from Stratus having greater access to investors focused on real estate investments and more liquidity in our stock. As a foreign investor, Oasis would be subject to a 30% withholding tax if Stratus were to convert to a REIT.

Not once during this contest has Oasis even attempted to refute our analysis of its tax problem, instead it has used unfounded personal attacks and misleading statements hoping to change the subject. Oasis has nothing to say about how we could create more value for shareholders. Instead, it appears Oasis seeks to stop the REIT evaluation and force a sale of our valuable properties without regard for proper timing and market conditions.

Your vote is vital in ensuring that your Stratus Board can continue to explore ways to create value, so if you have not already voted, please vote the **<u>WHITE</u>** proxy card TODAY by telephone, by Internet, or by signing, dating and returning the enclosed **<u>WHITE</u>** proxy card.

Sincerely,

Beau Armstrong
Chairman, President and CEO

Vote on the <u>WHITE</u> proxy card "FOR" both of Stratus' highly qualified director nominees and "FOR" all proposals

[1] Permission to quote ISS was neither sought nor obtained.

STRATUS®

TIME IS SHORT
AND YOUR VOTE IS IMPORTANT!

You can vote your shares via telephone, Internet, or by signing, dating and returning the **WHITE** proxy card.

If you have questions about how to vote your shares, or need additional assistance, please contact:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free: (877) 456-3442
Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any proxy card sent to you by Oasis. If you have already done so, you have every legal right to change your vote by using the enclosed **WHITE** proxy card to vote **TODAY.**

About Stratus Properties Inc.
Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Forward-Looking Statements
This letter contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words "anticipates," "may," "can," "could," "plans," "believes," "potential," "possible," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus' actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus' ability to continue to effectively develop and execute its strategy, the results of Stratus' Board's evaluation of a potential conversion of Stratus to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading "Risk Factors" in Stratus' Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

Important Information
Stratus has filed with the SEC a definitive proxy statement and associated **WHITE** proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ASSOCIATED **WHITE** PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company's proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3442.

STRATUS®